Exhibit 99.2

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

                              PACIFIC PREMIER BANK
                          SALARY CONTINUATION AGREEMENT

       THIS SALARY CONTINUATION AGREEMENT (the "Agreement") is adopted this first day of April, 2006, by and between PACIFIC PREMIER BANK, a federally chartered savings bank located in San Bernardino, California (the "Bank") and STEVEN R. GARDNER (the "Executive").

       The purpose of this Agreement is to provide specified benefits to the Executive, a member of a select group of management or highly compensated employees who contribute materially to the continued growth, development, and future business success of the Bank. This Agreement shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

                                    ARTICLE 1
                                   DEFINITIONS

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

1.1      "Accrual Balance" means the liability that should be accrued by the
          ---------------
         Bank, under Generally Accepted Accounting Principles ("GAAP"), for the Bank's obligation to the Executive under this Agreement, by applying Accounting Principles Board Opinion Number 12 ("APB 12") as amended by Statement of Financial Accounting Standards Number 106 ("FAS 106") and the Discount Rate. Any one of a variety of amortization methods may be used to determine the Accrual Balance. However, once chosen, the method must be consistently applied. The Accrual Balance shall be reported annually by the Bank to the Executive.

1.2      "Beneficiary" means each designated person, or the estate of the
          -----------
         deceased Executive, entitled to benefits, if any, upon the death of the Executive determined pursuant to Article 4.

1.3      "Beneficiary Designation Form" means the form established from time to
          ----------------------------
         time by the Plan Administrator that the Executive completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

1.4      "Board" means the Board of Directors of the Bank as from time to time
          -----
         constituted.

1.5      "Change in Control" means a change in the ownership or effective
          -----------------
         control of the Bank, or in the ownership of a substantial portion of the assets of the Bank, as such change is defined in Section 409A of the Code and regulations thereunder.

1.6      "Code" means the Internal Revenue Code of 1986, as amended.
          ----

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

1.7      "Disability" means Executive: (i) is unable to engage in any
          ----------
         substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Bank. Medical determination of Disability may be made by either the Social Security Administration or by the provider of an accident or health plan covering employees of the Bank. Upon the request of the Plan Administrator, the Executive must submit proof to the Plan Administrator of the Social Security Administration's or the provider's determination.

1.8      "Discount Rate" means the rate used by the Plan Administrator for
          -------------
         determining the Accrual Balance. The initial Discount Rate is six percent (6%). However, the Plan Administrator, in its discretion, may adjust the Discount Rate to maintain the rate within reasonable standards according to GAAP and/or applicable bank regulatory guidance.

1.9      "Early Termination" means Separation from Service before Normal
          -----------------
         Retirement Age except when such Separation from Service occurs: (i) within 12 months following a Change in Control; or (ii) due to death, Disability, or Termination for Cause.

1.10     "Effective Date" means April 1, 2006.
          --------------

1.11     "Normal Retirement Age" means the Executive attaining age sixty-two
          ---------------------
         (62).

1.12     "Normal Retirement Date" means the later of Normal Retirement Age or
          ----------------------
         Separation from Service.

1.13     "Plan Administrator" means the plan administrator described in
          ------------------
          Article 6.

1.14     "Plan Year" means each twelve-month period commencing on January 1 and
          ---------
         ending on December 31 of each year. The initial Plan Year shall commence on the Effective Date of this Agreement and end on the following December 31.

1.15     "Separation from Service" means the termination of the Executive's
          -----------------------
         employment with the Bank for reasons other than death or Disability. Whether a Separation from Service takes place is determined based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the Executive to provide significant services for the Bank following such termination. A termination of employment will not be considered a Separation from Service if:

         (a) the Executive continues to provide services as an employee of the Bank at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

         (b) the Executive continues to provide services to the Bank in a capacity other than as an employee of the Bank at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

1.16     "Specified Employee" means a key employee (as defined in Section 416(i)
          ------------------
         of the Code without regard to paragraph 5 thereof) of the Bank if any stock of the Bank is publicly traded on an established securities market or otherwise.

1.17     "Termination for Cause" means Separation from Service for:
          ---------------------

         (a)      Gross negligence or gross neglect of duties to the Bank; or
         (b) Conviction of a felony or of a gross misdemeanor involving moral turpitude in connection with the Executive's employment with the Bank; or
         (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Bank policy committed in connection with the Executive's employment and resulting in a material adverse effect on the Bank.

                                    ARTICLE 2
                          DISTRIBUTIONS DURING LIFETIME

2.1      Normal Retirement Benefit. Upon the Normal Retirement Date, the Bank
         -------------------------
         shall distribute to the Executive the benefit described in this Section
         2.1 in lieu of any other benefit under this Article.

         2.1.1    Amount of Benefit. The annual benefit under this Section 2.1
                  -----------------
                  is One Hundred Fifty Thousand Dollars ($150,000).

         2.1.2    Distribution of Benefit. The Bank shall distribute the annual
                  -----------------------
                  benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Normal Retirement Date. The annual benefit shall be distributed to the Executive for fifteen (15) years.

2.2      Early Termination Benefit. Upon Early Termination, the Bank shall
         -------------------------
         distribute to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Article.

         2.2.1    Amount of Benefit. The benefit under this Section 2.2 is one
                  -----------------
                  hundred percent (100%) of the Accrual Balance determined as of the end of the month preceding Separation from Service.

         2.2.2    Distribution of Benefit. The Bank shall distribute the benefit
                  -----------------------
                  to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Separation from Service. The annual benefit shall be distributed to the Executive for fifteen (15) years.

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

2.3      Disability Benefit. If Executive experiences a Disability which results
         ------------------
         in a Separation from Service prior to Normal Retirement Age, the Bank shall distribute to the Executive the benefit described in this Section
         2.3 in lieu of any other benefit under this Article.

         2.3.1    Amount of Benefit. The benefit under this Section 2.3 is one
                  -----------------
                  hundred percent (100%) of the Accrual Balance determined as of the end of the month preceding Separation from Service.

         2.3.2    Distribution of Benefit. The Bank shall distribute the benefit
                  -----------------------
                  to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Separation from Service. The annual benefit shall be distributed to the Executive for fifteen (15) years.

2.4      Change in Control Benefit. Upon a Change in Control, followed within
         -------------------------
         twelve (12) months by a Separation from Service, the Bank shall distribute to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Article.

         2.4.1    Amount of Benefit. The benefit under this Section 2.4 is the
                  -----------------
                  present value of the stream of payments of the Normal Retirement Benefit amount described in Section 2.1.

         2.4.2    Distribution of Benefit. The Bank shall distribute the benefit
                  -----------------------
                  to the Executive in a lump sum within one hundred eighty (180) days following Separation from Service.

         2.4.3    Parachute Payments. Notwithstanding any provision of this
                  ------------------
                  Agreement to the contrary, to the extent any distribution(s), if made, under this Section 2.4 would be treated as an "excess parachute payment" under Section 280G of the Code, the Bank shall reduce or delay the distribution(s) to the extent it would not be an excess parachute payment.

2.5      Restriction on Timing of Distribution. Notwithstanding any provision of
         -------------------------------------
         this Agreement to the contrary, if the Executive is considered a Specified Employee at Separation from Service under such procedures as established by the Bank in accordance with Section 409A of the Code, benefit distributions that are made upon Separation from Service may not commence earlier than six (6) months after the date of such Separation from Service. Therefore, in the event this Section 2.5 is applicable to the Executive, any distribution or series of distributions to be made due to a Separation from Service shall commence no earlier that the first day of the seventh month following the Separation from Service.

2.6      Distributions Upon Income Inclusion Under Section 409A of the Code.
         ------------------------------------------------------------------
         Upon the inclusion of any portion of the Accrual Balance into the Executive's income as a result of the failure of this non-qualified deferred compensation plan to comply with the requirements of Section 409A of the Code, to the extent such tax liability can be covered by the Executive's vested Accrual Balance, a distribution shall be made as soon as is administratively practicable following the discovery of the plan failure.

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

                                    ARTICLE 3
                              DISTRIBUTION AT DEATH

3.1      Death During Active Service. If the Executive dies while in the active
         ---------------------------
         service of the Bank, the Bank shall distribute to the Beneficiary the benefit described in this Section 3.1. This benefit shall be distributed in lieu of the benefits under Article 2.

         3.1.1    Amount of Benefit. The benefit under this Section 3.1 is the
                  -----------------
                  lump sum present value of the stream of payments of the Normal Retirement Benefit amount described in Section 2.1.1.

         3.1.2    Distribution of Benefit. The Bank shall distribute the benefit
                  -----------------------
                  to the Beneficiary in a lump sum within one hundred eighty
                  (180) days following receipt by the Bank of the Executive's death certificate.

3.2      Death During Distribution of a Benefit. If the Executive dies after any
         --------------------------------------
         benefit distributions have commenced under this Agreement but before receiving all such distributions, the Bank shall distribute to the Beneficiary the remaining benefits at the same time and in the same amounts that would have been distributed to the Executive had the Executive survived.

3.3      Death After Separation from Service But Before Benefit Distributions
         --------------------------------------------------------------------
         Commence. If the Executive is entitled to benefit distributions under
         --------
         this Agreement, but dies prior to the commencement of said benefit distributions, the Bank shall distribute to the Beneficiary the same benefits that the Executive was entitled to prior to death except that the benefit distributions shall commence within thirty (30) days following receipt by the Bank of the Executive's death certificate.

                                    ARTICLE 4
                                  BENEFICIARIES

4.1      Beneficiary. The Executive shall have the right, at any time, to
         -----------
         designate a Beneficiary(ies) to receive any benefit distributions under this Agreement upon the death of the Executive. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other plan of the Bank in which the Executive participates.

4.2      Beneficiary Designation: Change; Spousal Consent. The Executive shall
         ------------------------------------------------
         designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. If the Executive names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Plan Administrator, must be signed by the Executive's spouse and returned to the Plan Administrator. The Executive's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as Beneficiary and the marriage is subsequently dissolved. The Executive shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Plan Administrator prior to the Executive's death.

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

4.3      Acknowledgment. No designation or change in designation of a
         --------------
         Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

4.4      No Beneficiary Designation. If the Executive dies without a valid
         --------------------------
         beneficiary designation, or if all designated Beneficiaries predecease the Executive, then the Executive's spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made to the personal representative of the Executive's estate.

4.5      Facility of Distribution. If the Plan Administrator determines in its
         ------------------------
         discretion that a benefit is to be distributed to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Executive and the Executive's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such distribution amount.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

5.1      Termination for Cause. Notwithstanding any provision of this Agreement
         ---------------------
         to the contrary, the Bank shall not distribute any benefit under this Agreement if the Executive's employment with the Bank is terminated due to a Termination for Cause.

5.2      Suicide or Misstatement. No benefits shall be distributed if the
         -----------------------
         Executive commits suicide within two years after the Effective Date of this Agreement, or if an insurance company which issued a life insurance policy covering the Executive and owned by the Bank denies coverage (i) for material misstatements of fact made by the Executive on an application for such life insurance, or (ii) for any other reason.

5.3      Removal. Notwithstanding any provision of this Agreement to the
         -------
         contrary, the Bank shall not distribute any benefit under this Agreement if the Executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to
         Section 8(e) of the Federal Deposit Insurance Act.

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

                                    ARTICLE 6
                           ADMINISTRATION OF AGREEMENT

6.1      Plan Administrator Duties. This Agreement shall be administered by a
         -------------------------
         Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Plan Administrator shall administer this Agreement according to its express terms and shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement to the extent the exercise of such discretion and authority does not conflict with Section 409A of the Code and regulations thereunder.

6.2      Agents. In the administration of this Agreement, the Plan Administrator
         ------
         may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

6.3      Binding Effect of Decisions. The decision or action of the Plan
         ---------------------------
         Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

6.4      Indemnity of Plan Administrator. The Bank shall indemnify and hold
         -------------------------------
         harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

6.5      Bank Information. To enable the Plan Administrator to perform its
         ----------------
         functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Separation from Service of the Executive, and such other pertinent information as the Plan Administrator may reasonably require.

6.6      Annual Statement. The Plan Administrator shall provide to the
         ----------------
         Executive, within one hundred twenty (120) days after the end of each Plan Year, a statement setting forth the benefits to be distributed under this Agreement.

                                    ARTICLE 7
                          CLAIMS AND REVIEW PROCEDURES

7.1      Claims Procedure. An Executive or Beneficiary ("claimant") who has not
         ----------------
         received benefits under the Agreement that he or she believes should be distributed shall make a claim for such benefits as follows:

         7.1.1    Initiation - Written Claim. The claimant initiates a claim by
                  --------------------------
                  submitting to the Plan Administrator a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty
                  (60) days after such notice was received by the claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

         7.1.2    Timing of Plan Administrator Response. The Plan Administrator
                  -------------------------------------
                  shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

         7.1.3    Notice of Decision. If the Plan Administrator denies part or
                  ------------------
                  all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                  (a)      The specific reasons for the denial;
                  (b) A reference to the specific provisions of the Agreement on which the denial is based;
                  (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
                  (d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
                  (e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

7.2      Review Procedure. If the Plan Administrator denies part or all of the
         ----------------
         claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:

         7.2.1    Initiation - Written Request. To initiate the review, the
                  ----------------------------
                  claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

         7.2.2    Additional Submissions - Information Access. The claimant
                  -------------------------------------------
                  shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

         7.2.3    Considerations on Review. In considering the review, the Plan
                  ------------------------
                  Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

         7.2.4    Timing of Plan Administrator Response. The Plan Administrator
                  -------------------------------------
                  shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

         7.2.5    Notice of Decision. The Plan Administrator shall notify the
                  ------------------
                  claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                  (a)      The specific reasons for the denial;
                  (b) A reference to the specific provisions of the Agreement on which the denial is based;
                  (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
                  (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 8
                           AMENDMENTS AND TERMINATION

8.1      Amendments. This Agreement may be amended only by a written agreement
         ----------
         signed by the Bank and the Executive. However, the Bank may unilaterally amend this Agreement to conform with written directives to the Bank from its auditors or banking regulators or to comply with legislative or tax law, including without limitation Section 409A of the Code and any and all regulations and guidance promulgated thereunder.

8.2      Plan Termination Generally. The Bank may unilaterally terminate this
         --------------------------
         Agreement at any time. The benefit shall be the Accrual Balance as of the date the Agreement is terminated. Except as provided in Section 8.3, the termination of this Agreement shall not cause a distribution of benefits under this Agreement. Rather, upon such termination benefit distributions will be made at the earliest distribution event permitted under Article 2 or Article 3.

8.3      Plan Terminations Under Section 409A. Notwithstanding anything to the
         ------------------------------------
         contrary in Section 8.2, if the Bank terminates this Agreement in the following circumstances:

         (a) Within thirty (30) days before, or twelve (12) months after a Change in Control, provided that all distributions are made no later than twelve (12) months following such termination of the Agreement and further provided that all the Bank's arrangements which are substantially similar to the Agreement are terminated so the Executive and all participants in the similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of the termination of the arrangements;

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

         (b) Upon the Bank's dissolution or with the approval of a bankruptcy court provided that the amounts deferred under the Agreement are included in the Executive's gross income in the latest of (i) the calendar year in which the Agreement terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the distribution is administratively practical; or
         (c) Upon the Bank's termination of this and all other non-account balance plans (as referenced in Section 409A of the Code or the regulations thereunder), provided that all distributions are made no earlier than twelve (12) months and no later than twenty-four (24) months following such termination, and the Bank does not adopt any new non-account balance plans for a minimum of five (5) years following the date of such termination;

         the Bank may distribute the Accrual Balance, determined as of the date of the termination of the Agreement, to the Executive in a lump sum subject to the above terms.

                                    ARTICLE 9
                                  MISCELLANEOUS

9.1      Binding Effect. This Agreement shall bind the Executive and the Bank,
         --------------
         and their beneficiaries, survivors, executors, administrators and transferees.

9.2      No Guarantee of Employment. This Agreement is not a contract for
         --------------------------
         employment. It does not give the Executive the right to remain as an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

9.3      Non-Transferability. Benefits under this Agreement cannot be sold,
         -------------------
         transferred, assigned, pledged, attached or encumbered in any manner.

9.4      Tax Withholding and Reporting. The Bank shall withhold any taxes that
         -----------------------------
         are required to be withheld, including but not limited to taxes owed under Section 409A of the Code and regulations thereunder, from the benefits provided under this Agreement. Executive acknowledges that the Bank's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies). Further, the Bank shall satisfy all applicable reporting requirements, including those under Section 409A of the Code and regulations thereunder.

9.5      Applicable Law. The Agreement and all rights hereunder shall be
         --------------
         governed by the laws of the State of CALIFORNIA, except to the extent preempted by the laws of the United States of America.

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

9.6      Unfunded Arrangement. The Executive and the Beneficiary are general
         --------------------
         unsecured creditors of the Bank for the distribution of benefits under this Agreement. The benefits represent the mere promise by the Bank to distribute such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life or other informal funding asset is a general asset of the Bank to which the Executive and Beneficiary have no preferred or secured claim.

9.7      Reorganization. The Bank shall not merge or consolidate into or with
         --------------
         another bank, or reorganize, or sell substantially all of its assets to another bank, firm, or person unless such succeeding or continuing bank, firm, or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor bank.

9.8      Entire Agreement. This Agreement constitutes the entire agreement
         ----------------
         between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

9.9      Interpretation. Wherever the fulfillment of the intent and purpose of
         --------------
         this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10     Alternative Action. In the event it shall become impossible for the
         ------------------
         Bank or the Plan Administrator to perform any act required by this Agreement, the Bank or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Bank, provided that such alternative acts do not violate Section 409A of the Code.

9.11     Headings. Article and section headings are for convenient reference
         --------
         only and shall not control or affect the meaning or construction of any of its provisions.

9.12     Validity. In case any provision of this Agreement shall be illegal or
         --------
         invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13     Notice. Any notice or filing required or permitted to be given to the
         ------
         Bank or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                              Pacific Premier Bank
                              Attn: Human Resources
                              ----------------------
                              1600 Sunflower Ave.
                              ----------------------
                              Costa Mesa, CA 92626
                              ----------------------

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

PACIFIC PREMIER BANK
Salary Continuation Agreement
================================================================================

         Any notice or filing required or permitted to be given to the Executive under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive.

9.14     Compliance with Section 409A. This Agreement shall at all times be
         ----------------------------
         administered and the provisions of this Agreement shall be interpreted consistent with the requirements of Section 409A of the Code and any and all regulations thereunder, including such regulations as may be promulgated after the Effective Date of this Agreement.

9.15     Rescissions. Any modification to the terms of this Agreement that would
         -----------
         inadvertently result in an additional tax liability on the part of the Executive, shall have no effect to the extent the change in the terms of the plan is rescinded by the earlier of a date before the right is exercised (if the change grants a discretionary right) and the last day of the calendar year during which such change occurred.

         IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Bank have signed this Agreement.

Executive:                                        PACIFIC PREMIER BANK


/s/ Steven R. Gardner                             By:    /s/ John L. Shindler
---------------------                                    -----------------------
Steven R. Gardner                                 Name:  John L. Shindler
                                                  Title: Chief Financial Officer